UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2004

MOSSIMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14208	33-0684524
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2016 Broadway, Santa Monica, CA		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 460-0040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Vicken J. Festekjian has been elected to the position of Chief Financial Officer effective November 18, 2004.  (See Press Release attached as Exhibit 99.01)

ITEM 9.01                                         Financial Statements and Exhibits

(C)                                Exhibits

99.1                           Press Release dated November 23, 2004, entitled “Mossimo Announces the Hiring of Vicken Festekjian as Chief Financial Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSSIMO, INC.

DATED: November 23, 2004

	By:	/s/ Mossimo Giannulli
Mossimo Giannulli
Chairman and Co-Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 23, 2004, entitled “Mossimo Announces the Hiring of Vicken Festekjian as Chief Financial Officer”